EXHIBIT A

                           CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO
(i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE
ACT), OR (iii) AN EXEMPTION FROM REGISTRATION UNDER THE ACT WHERE THE HOLDER OF THIS NOTE HAS FURNISHED AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

July ___, 1998                                                          $100,000
New York, New York

     FOR VALUE RECEIVED, COLLECTIBLES USA, INC., a Delaware corporation with a principal address at One Battery Park Plaza, 24th Floor, NY, NY 10004 (the "Company"), DOES HEREBY UNCONDITIONALLY PROMISE TO PAY to David L. Yankey (the "Registered Holder"), on the sixth-month anniversary of the closing of the initial public offering of the Company's common stock, par value $.01 per share (the "Common Stock"), registered under the Act with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-1, ONE HUNDRED THOUSAND DOLLARS ($100,000), together with interest accrued, from the date hereof (computed on the basis of a 360-day year of twelve 30-day months), on the unpaid principal amount hereof from time to time outstanding, in like money, at a rate per annum equal to 5%.

     Interest on Overdue Principal and upon Events of Default. The Company promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a per annum rate equal to 7% or, if less, the maximum legal rate of interest. Additionally, while any Event of Default (as hereinafter defined) exists or is continuing, the Company agrees that, during such period, interest shall accrue on the unpaid principal amount at a rate per annum equal to 7% or, if less, the maximum legal rate of interest

     Acceleration. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

     a. Failure to Make Payments When Due. Failure to pay any principal or interest on this Note when the same becomes due and payable; or

     b. Default in Other Agreements. Any event or condition occurs that results in any indebtedness of the Company or any of its subsidiaries in excess of $1,000,000 in the aggregate becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such indebtedness or any trustee or agent on its or their behalf to cause any such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

     c. Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (ii) an involuntary case is commenced against the Company or any of its subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its subsidiaries or over all or a substantial part of any of their respective Assets and Properties, shall have been entered; or an interim receiver, trustee or other custodian of the Company or any of its subsidiaries for all or a substantial part of its or their Assets and Properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the Assets and Properties of the Company or any of its subsidiaries, and the continuance of any such events in this clause (ii) for thirty
          (30) days unless dismissed, bonded, stayed, vacated or discharged; or

     d. Voluntary Bankruptcy; Appointment of Receiver, Etc. The Company or any of its subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or making possession by a receiver, trustee or other custodian for all or a possession by a receiver, trustee or other custodian for all or a substantial part of its Assets and Properties; the making by the Company or any of its subsidiaries of any assignment for the benefit of creditors; the admission by the Company or any of its subsidiaries in writing of its inability to pay its debts as such debts become due; or the board of directors of the Company or any of its subsidiaries (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

     e. Judgments and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving in any individual case or in the aggregate at any time an amount in excess of $1,000,000 (not covered by insurance) for the Company or any of its subsidiaries shall be entered or filed against the Company or any of its subsidiaries or any of its or their Assets and Properties and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     f. Merger or Disposal of Assets. The Company merges with, consolidates into or acquires all or a substantial part of the assets of another person, or the consummation of any sale, lease, transfer or other disposition of all or a substantial part of the Company's Assets and Properties; or

     g.   Representations.   Any  representation  or  warranty  by  the  Company
          hereunder shall prove to have been incorrect in any material  respect;
          or

     h. Covenants. The Company shall fail to perform or observe any term, provision, covenant or agreement hereunder and such failure has not been remedied within twenty (20) days of the Company's receipt of the Registered Holder's written notice to the Company of such failure or the Company shall fail to perform or observe any term, covenant or agreement under that certain Agreement and Release dated as of August 8, 1997 and as amended July 8, 1998 between the Company and the Registered Holder (as amended, the "Agreement and Release");

     THEN, (i) upon the occurrence of any Event of Default described in the foregoing subsections (c) or (d), the unpaid principal amount of and accrued interest on the Note shall automatically become immediately due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other requirements of any kind, all of which are hereby expressly waived by the Company, and (ii) upon the occurrence of any other Event of Default, the Registered Holders may, by written notice to the Company, declare the Note to be, and the same shall forthwith become, due and payable, together with accrued interest thereon.

     Conversion. At the Maturity Date, the Registered Holder, at his option, upon ten days' written notice to the Company, may convert all or a part of the principal amount of this Note into Common Stock at a price per share equal to the initial public offering price of the Common Stock. Any shares acquired by the Registered Holder upon the conversion of the Note shall be registered under the Act pursuant to and in accordance with Paragraph 8 of the Agreement and Release. The Company shall pay to the Registered Holder (i) the principal amount of the Note which was not converted into securities pursuant to the immediately preceding sentence and (ii) all accrued and unpaid interest hereon.

     Representations and Warranties. The Company hereby represents and warrants that as of the date of this Note:

     a. Binding Agreement. The execution, delivery and performance by the Company of this Note and all obligations hereunder, including all obligations under the Agreement and Release, have been duly authorized by all necessary corporate action. This Note has been duly executed on behalf of the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or concerning equitable remedies. No consents, authorizations, licenses or exemptions, which have not been received, are necessary for the authorization, execution or performance of this Note.

     b. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power to perform its obligations under this Note and to own and operate its assets and conduct its business where currently conducted.

     c. No Event of Default. No Event of Default (as herein defined) has occurred and is continuing, nor has any event occurred which but for the giving of notice or the lapse of time or both might constitute an Event of Default.

     Definitions. As used in this Note, the following defined terms shall have the meanings indicated below:

     "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

     "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, limited liability partnership, proprietorship, other business organization, trust, union, association or governmental or regulatory authority.

     Loss or Destruction of Note. Upon receipt of evidence reasonable satisfactory to the Company (an affidavit of any Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if such Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory) or, in the case of any such mutilation upon surrender of this Note, the Company shall (at its expense) execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated as of the date to which interest has been paid on the unpaid principal amount of the Note so lost, stolen, destroyed or mutilated, or, if no interest has been paid thereon, then dated as of the date of the Note so lost, stolen, destroyed or mutilated.

     Payments. The Company shall make all cash payments of principal, interest and all other amounts payable on this Note in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall make all cash payments of principal and interest on this Note by immediately available funds. All payments shall be made without withholding (whether on account of tax or otherwise) deduction, set-off, counter claim or other defense. Payments of principal and interest and other amounts payable hereunder are to be delivered at the following address:

                         David L. Yankey
                         13500 Country Way Road
                         Los Altos Hills, CA  94022

or to such other address or to the attention of such other individual or entity as specified by prior written notice to the Company. All payments shall be applied, first, to all accrued and unpaid interest hereon, and, second, to principal.

     Records. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of this Note. The Company may deem and treat the Registered Holders as the absolute owners hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

     No Rights as a Stockholder. Prior to conversion of this Note as provided herein, the Registered Holder shall have no rights under this Note as a stockholder of the Company.

     Waiver. Any term or condition of this Note may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Note, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Note on any future occasion. All remedies, either under this Note or by law or otherwise afforded, will be cumulative and not alternative.

     Amendments. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf the Registered Holder and the Company.

     Assignment. No obligation hereunder may be assigned (by operation of law or otherwise) by the Company or assumed by another individual or entity without the prior written consent of the Registered Holder and any attempt to do so will be void. Subject to the preceding sentence, this Note is binding upon, inures to the benefit of and is enforceable by the Registered Holder and the Company and their respective successors and assigns.

     Expenses. The Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by the Registered Holders in connection with the Registered Holder's enforcement of his rights hereunder.

     Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     Interest Limitations. It is the intention of the Company and Registered Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.



                           [signature page to follow]

     IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.

                                                  COLLECTIBLES USA, INC.

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title: